                                                                Exhibit 10.1


                          Nordstrom, Inc.

                 Notice of Grant of Stock Options



First Name, Last Name


ID: <Employee #>
Grant No: <Option Grant #>



Effective March 1, 2007, you were awarded nonqualified stock options under the Nordstrom, Inc. 2004 Equity Incentive Plan (the Plan) to purchase _________ shares of Nordstrom, Inc. stock at $_____ per share.

Your grant is governed by your 2007 Nonqualified Stock Option Agreement and the terms of the Plan. Your options under this grant will vest over the four-year vesting period as outlined below:


             Shares            Vest Date       Expiration
           ----------         -----------     ------------
            <Vest 1>            3/1/2008         3/1/2017
            <Vest 2>            3/1/2009         3/1/2017
            <Vest 3>            3/1/2010         3/1/2017
            <Vest 4>            3/1/2011         3/1/2017


Please keep this Notice for your records.

If you have any questions about your grant, please call Nordstrom
Leadership Benefits at (206) 303-5855, tie line 8-805-5855 or e-mail leadership.benefits@nordstrom.com.